Execution Version
AMENDMENT NO. 2 dated as of March 7, 2022 (this “Amendment”), to the Senior Secured Credit Agreement dated as of May 18, 2021 (as amended by Amendment No. 1 and Incremental Assumption Agreement, dated as of November 5, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among BLACKSTONE PRIVATE CREDIT FUND, a Delaware statutory trust (the “Borrower”), each of the Lenders from time to time party thereto and CITIBANK, N.A., as Administrative Agent.
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein and the Lenders party hereto, constituting the Required Lenders, and the Administrative Agent have agreed so to amend such provisions of the Credit Agreement;
NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2. Amendment. Subject to the satisfaction of the conditions set forth in Section 4 below, and in reliance on the representations, warranties, agreements and covenants of the Borrower set forth herein, the Credit Agreement shall without further action be hereby amended as follows:
(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition of “Amendment No. 2 Effective Date” in the proper alphabetical order:
“Amendment No. 2 Effective Date” means March 7, 2022.
(b)Section 6.01(i) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof (solely for the sake of convenience in reviewing this Amendment, the language changed in such section is set forth in bold italics):
(i)at the time incurred, Shorter Term Unsecured Indebtedness in an aggregate principal amount not exceeding an amount equal to 22.5% of Shareholders’ Equity at the time of the incurrence of such Shorter Term Unsecured Indebtedness that, taken together with Indebtedness permitted under clauses (a), (b) and (g) of this Section 6.01, immediately after giving effect to its incurrence and any Concurrent Transaction, (1) does not exceed the amount required to comply with the provisions of Section 6.07(b), and (2) will not result in the Covered Debt Amount exceeding the Borrowing Base, so long as no Default or Event of

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Default shall have occurred and be continuing immediately after giving effect to the incurrence of such Shorter Term Unsecured Indebtedness;
SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Lenders that:
(a)This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(b)The representations and warranties of the Borrower set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any portion of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Amendment Effective Date, or, as to any such representation or warranty that refers to a specific date, as of such specific date.
(c)As of the Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
SECTION 4. Effectiveness of Amendment. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have executed this Amendment, shall have received counterparts hereof duly executed and delivered by the Borrower, the Lenders constituting the Required Lenders. The Administrative Agent shall promptly notify the Borrower and the Lenders in writing of the Amendment Effective Date and such notice shall be conclusive and binding absent manifest error.
SECTION 5. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case, to the extent provided in Section 9.03(a) of the Credit Agreement.
SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, any Issuing Bank or the Lenders under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and

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words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby.
SECTION 7. Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf email transmittal) shall be effective as delivery of a manually executed counterpart of this Amendment. Section 9.06(b) of the Credit Agreement shall apply, mutatis mutandis, to this Amendment as if set forth in full herein.
SECTION 8. Governing Law; Consent to Jurisdiction, Etc. The provisions of Sections 9.09 and 9.10 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment as if set forth in full herein. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers or representatives as of the date first above written.

BLACKSTONE PRIVATE CREDIT FUND
By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Compliance Officer, Chief Legal Officer and Secretary

CITIBANK, N.A., as Administrative Agent and Lender
By:	/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

[Signature Page to Blackstone Private Credit Fund Amendment No. 2]
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AMENDMENT NO. 2 TO THE
CREDIT AGREEMENT DATED AS OF MAY 18, 2021
OF BLACKSTONE PRIVATE CREDIT FUND

To approve this Amendment:

BARCLAYS BANK PLC
By:
Name: Craig J. Maloy
Title: Director

[Signature Page to Blackstone Private Credit Fund Amendment No. 2]
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To approve this Amendment:

BNP PARIBAS
By:	/s/ Liza Shabetayev
Name: Liza Shabetayev
Title: Managing Director

For any institution requiring a second signature line:

By:	/s/ Sebastian Hebenstreit
Name: Sebastian Hebenstreit
Title: Vice President

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To approve this Amendment:

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Ming K Chu
Name: Ming K Chu
Title: Director

For any institution requiring a second signature line:

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

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To approve this Amendment:

ING CAPITAL LLC
By:	/s/ Dominik Breuer
Name: Dominik Breuer
Title: Director

For any institution requiring a second signature line:

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

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To approve this Amendment:

JPMORGAN CHASE BANK, N.A.
By:	/s/ Alfred Chi
Name: Alfred Chi
Title: Executive Director

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To approve this Amendment:

MORGAN STANLEY SENIOR FUNDING, INC., AS A LENDER
By:	/s/ Gilroy D’Souza
Name: Gilroy D’Souza
Title: Authorized Signatory

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To approve this Amendment:

MUFG UNION BANK, N.A.
By:	/s/ Jacob Ulevich
Name: Jacob Ulevich
Title: Director

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To approve this Amendment:

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

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To approve this Amendment:

WELLS FARGO BANK, N.A.
By:	/s/ Michael Kusner
Name: Michael Kusner
Title: Managing Director

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To approve this Amendment:

BANK OF AMERICA N.A.
By:	/s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Managing Director

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To approve this Amendment:

ROYAL BANK OF CANADA
By:	/s/ Glenn Van Allen
Name: Glenn Van Allen
Title: Managing Director

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To approve this Amendment:

STATE STREET BANK AND TRUST COMPANY
By:	/s/ John Doherty
Name: John Doherty
Title: Vice President

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To approve this Amendment:

REGIONS BANK
By:	/s/ Hichem Kerma
Name: Hichem Kerma
Title: Managing Director

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To approve this Amendment:

GOLDMAN SACHS BANK USA
By:	/s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

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To approve this Amendment:

HSBC BANK USA, N.A.
By:	/s/ Mark Epley
Name: Mark Epley
Title: Managing Director

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To approve this Amendment:

MIZUHO BANK, LTD.
By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

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To approve this Amendment:

CANADIAN IMPERIAL BANK OF COMMERCE
By:	/s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director

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To approve this Amendment:

NATIXIS
By:	/s/ Eric Ouyang
Name: Eric Ouyang
Title: VP

For any institution requiring a second signature line:

By:	/s/ Benjamin Halperin
Name: Benjamin Halperin
Title: Managing Director

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To approve this Amendment:

SOCIÉTÉ GÉNÉRALE
By:	/s/ Scott Phillips
Name: Scott Phillips
Title: Managing Director

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To approve this Amendment:

THE BANK OF NEW YORK MELLON
By:	/s/ Gregg Scheuing
Name: Gregg Scheuing
Title: Director

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To approve this Amendment:

SIFEL BANK & TRUST
By:	/s/ Joseph L. Sooter, Jr.
Name: Joseph L. Sooter, Jr.
Title: Senior Vice President

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To approve this Amendment:

CAPITAL ONE, N.A.
By:	/s/ Alexander Dennis
Name: Alexander Dennis
Title: Managing Director

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To approve this Amendment:

TRUST BANK
By:	/s/ Hays Wood
Name: Hays Wood
Title: Director

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To approve this Amendment:

NATIXIS CREDIT SUISSE AG, NEW YORK BRANCH
By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

For any institution requiring a second signature line:

By:	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher
Title: Authorized Signatory

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